EXHIBIT 99.1

For Immediate Release:	July 20, 2016

Simmons Reports Second Quarter Net Income of $22.9 Million, or $0.75 per share

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced net income available to common shareholders of $22.9 million for the second quarter of 2016, an increase of $2.9 million, or 14.4 percent, compared with the same quarter last year. Diluted earnings per share were $0.75, an increase of $0.08, or 11.9 percent.

Included in second quarter 2016 results were $2.2 million of after-tax expenses related to noncore items. Excluding the impact of these items, core earnings were $25.1 million for the second quarter of 2016, an increase of $2.6 million, or 11.8 percent, compared with the same quarter last year. Diluted core earnings per share were $0.82, an increase of $0.07, or 9.3 percent.

Year-to-date net income was $46.4 million, an increase of $17.7 million, or 61.5 percent, compared with the same period of 2015. Year-to-date diluted earnings per share was $1.52, an increase of $0.42, or 38.2 percent. Year-to-date core earnings were $48.3 million, or $1.59 diluted core earnings per share.

“We are pleased with the results from the second quarter as we continue to absorb the acquisitions from the previous two years. Competitive pressures and artificially low interest rates continue to put pressure on our net interest income but we have done a good job of diversifying our revenue through other lines of business such as our trust operations, mortgage lending, credit card services, and other wealth management offerings. We will continue to focus on improving our efficiency throughout the remainder of the year,” said George A. Makris, Jr., chairman and CEO. “We also look forward to the completion of the merger with Citizens Bank in Athens, Tenn. later this year and the opportunity to welcome them to the Simmons family.”

Loans

Total loans, including those acquired, were $5.0 billion at June 30, 2016, an increase of $201 million, or 4.2 percent, compared with the same period in 2015. Legacy loans (all loans excluding acquired loans) grew $1.1 billion, or 42.7 percent. On a linked quarter basis, total loan growth was $83.8 million.

Deposits

At June 30, 2016, total deposits were $6.0 billion, a decrease of $142 million, or 2.3 percent, compared with the same period in 2015. Total non-time deposits were $4.8 billion, an increase of $100 million, or 2.1percent, and comprised 80% of total deposits.

Net Interest Income

The company’s net interest income for the second quarter of 2016 was $66.6 million, a decrease of $6.6 million, or 9.0 percent, from the same period of 2015. This decrease was primarily driven by a $5.4 million decline in yield accretion on acquired loans. Included in interest income was the yield accretion recognized on acquired loans of $4.7 million and $10.1 million for the second quarter of 2016 and 2015, respectively. Net interest margin was 4.17 percent for the quarter ended June 30, 2016, a 30 basis-point decline from the same quarter of 2015. The company’s core net interest margin, excluding the accretion, was 3.88 percent for the second quarter of 2016, a 1 basis-point increase from the same quarter of 2015.

P.O. BOX 7009      501 MAIN STREET      PINE BLUFF, ARKANSAS 71611-7009       (870) 541-1000      www.simmonsfirst.com

Non-Interest Income

Non-interest income for the second quarter was $36.9 million, an increase of $11.9 million compared with the second quarter of 2015. The increase in non-interest income was primarily due to gains recorded on the sale of securities that totaled $3.4 million as part of the bond portfolio rebalancing strategy.

The elimination of indemnification asset amortization due to the company’s 2015 termination of loss-sharing agreements with the FDIC resulted in a decrease of $3.1 million in losses on FDIC-covered assets in the second quarter compared with the same period in 2015. The remaining increase in non-interest income was due to additional mortgage lending, trust income and investment banking revenue.

Non-Interest Expense

Non-interest expense for the second quarter of 2016 was $64.1 million, a decrease of $667,000 compared with the second quarter of 2015. Included in the quarter were $372,000 of merger-related expenses and $3.2 million of branch right-sizing expenses related to the closure of ten underperforming branches during the second quarter of 2016.

Salaries and benefits decreased by $2.0 million to $33.1 million in the current quarter of 2016, compared with $35.1 million in the same quarter of 2015. This decrease of 5.7% is a result of the company’s ongoing efficiency initiatives around expense control. This decrease was partially offset by an increase of $836,000 in furniture and equipment expense primarily related to maintenance contracts and equipment rent.

Asset Quality

All acquired loans are recorded at their discounted net present value; therefore, they are excluded from the computations of the asset quality ratios for the legacy loan portfolio, except for their inclusion in total assets.

At June 30, 2016, the allowance for loan losses for legacy loans was $33.5 million. The company's allowance for loan losses on legacy loans at June 30, 2016 was 0.90 percent of total loans and 77 percent of non-performing loans. In the legacy portfolio, non-performing loans as a percent of total loans were 1.17 percent.

The allowance for loan losses for acquired loans was $1.0 million and the acquired loan discount credit mark was $38.3 million. The allowances for loan losses and credit marks provide a total of $72.8 million of coverage, which equates to a total coverage ratio of 1.4 percent of gross loans. The ratio of credit mark and related allowance to acquired loans was 3.0 percent.

The 2016 year-to-date net charge-off ratio, excluding credit cards, was 24 basis points, and the year-to-date credit card charge-off ratio was 1.25 percent.

Capital

At June 30, 2016, common stockholders' equity was $1.1 billion, book value per share was $35.86 and tangible book value per share was $23.43. The company's ratio of stockholders' equity to total assets was 14.48 percent and its ratio of tangible common equity to tangible assets was 10.0 percent.

Simmons First National Corporation

Simmons First National Corporation is a financial holding company headquartered in Pine Bluff, Arkansas, with total assets of $7.5 billion. The company conducts financial operations in Arkansas, Kansas, Missouri and Tennessee. The company’s wholly owned subsidiary, Simmons Bank, offers comprehensive financial solutions delivered with client-centric approach. The company's common stock trades on the NASDAQ Global Select Market under the symbol "SFNC".

Conference Call

Management will conduct a conference call to review this information beginning at 3 p.m. CDT on Thursday, July 21, 2016. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 42603491. In addition, the call will be available live or in recorded version on the company’s website at www.simmonsfirst.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The company’s management uses these non-GAAP financial measures in their analysis of the company’s performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

Forward-Looking Statements

Statements in this news release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:

J. BURTON HICKS

SVP and Investor Relations Officer

Simmons First National Corporation

(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2016	2016	2015	2015	2015
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$96,037	$118,468	$97,656	$106,678	$69,770
Interest bearing balances due from banks	151,570	100,593	154,606	284,645	173,130
Federal funds sold	3,000	4,000	-	9,675	49,570
Cash and cash equivalents	250,607	223,061	252,262	400,998	292,470
Interest bearing balances due from banks - time	9,781	11,188	14,107	16,504	24,189
Investment securities - held-to-maturity	632,154	674,502	705,373	776,294	861,596
Investment securities - available-for-sale	821,372	857,673	821,407	703,347	747,701
Mortgage loans held for sale	30,529	24,563	30,265	15,556	48,094
Assets held in trading accounts	7,321	7,074	4,422	6,292	6,481
Loans:
Legacy loans	3,725,422	3,472,691	3,246,454	2,839,278	2,611,229
Allowance for loan losses	(33,523)	(32,681)	(31,351)	(30,380)	(30,567)
Loans acquired, not covered by FDIC loss share
(net of discount and allowance)	1,288,435	1,457,370	1,672,901	2,013,816	2,108,306
Loans acquired, covered by FDIC loss share
(net of discount and allowance)	-	-	-	-	93,121
Net loans	4,980,334	4,897,380	4,888,004	4,822,714	4,782,089
FDIC indemnification asset	-	-	-	-	13,020
Premises and equipment	183,362	192,327	193,618	190,182	191,335
Premises held for sale	6,167	2,364	923	923	6,587
Foreclosed assets not covered by FDIC loss share	30,529	41,126	44,820	48,073	42,666
Foreclosed assets covered by FDIC loss share	-	-	-	-	12,833
Interest receivable	24,150	23,545	25,793	26,873	24,129
Bank owned life insurance	130,943	130,092	131,536	118,922	118,073
Goodwill	327,686	327,686	327,686	314,344	314,344
Other intangible assets	50,329	51,783	53,237	44,904	46,605
Other assets	48,955	72,589	66,205	73,768	82,146
Total assets	$7,534,219	$7,536,953	$7,559,658	$7,559,694	$7,614,358

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$1,283,426	$1,274,816	$1,280,234	$1,212,724	$1,141,285
Interest bearing transaction accounts and savings deposits	3,538,808	3,524,808	3,485,845	3,521,840	3,581,049
Time deposits less than $100,000	643,081	674,915	694,262	673,651	719,606
Time deposits greater than $100,000	562,888	605,236	625,755	681,585	728,082
Total deposits	6,028,203	6,079,775	6,086,096	6,089,800	6,170,022
Federal funds purchased and securities sold
under agreements to repurchase	103,038	97,429	99,398	110,437	111,792
Other borrowings	191,827	176,829	162,289	173,426	171,321
Subordinated debentures	60,184	60,077	60,570	61,906	61,794
Accrued interest and other liabilities	60,256	50,859	74,450	78,684	74,324
Total liabilities	6,443,508	6,464,969	6,482,803	6,514,253	6,589,253

Stockholders' equity:
Preferred stock	-	-	30,852	30,852	30,852
Common stock	304	303	303	299	299
Surplus	668,306	665,850	662,378	642,400	640,895
Undivided profits	417,863	402,265	385,987	369,172	354,459
Accumulated other comprehensive income (loss):
Unrealized appreciation (depreciation) on AFS securities	4,238	3,566	(2,665)	2,718	(1,400)
Total stockholders' equity	1,090,711	1,071,984	1,076,855	1,045,441	1,025,105
Total liabilities and stockholders' equity	$7,534,219	$7,536,953	$7,559,658	$7,559,694	$7,614,358

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2016	2016	2015	2015	2015
($ in thousands, except per share data)
INTEREST INCOME
Loans	$63,009	$66,678	$70,511	$76,432	$70,438
Federal funds sold	17	10	10	15	73
Investment securities	8,499	8,506	8,350	8,335	8,050
Mortgage loans held for sale	295	278	237	291	375
Assets held in trading accounts	3	6	6	4	4
Interest bearing balances due from banks	77	144	225	122	229
TOTAL INTEREST INCOME	71,900	75,622	79,339	85,199	79,169
INTEREST EXPENSE
Time deposits	1,741	1,636	1,858	1,936	2,064
Other deposits	2,035	2,018	2,105	2,222	2,131
Federal funds purchased and securities
sold under agreements to repurchase	59	65	60	55	57
Other borrowings	938	1,128	1,084	1,812	1,151
Subordinated debentures	544	543	481	498	559
TOTAL INTEREST EXPENSE	5,317	5,390	5,588	6,523	5,962
NET INTEREST INCOME	66,583	70,232	73,751	78,676	73,207
Provision for loan losses	4,616	2,823	3,230	1,615	3,006
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	61,967	67,409	70,521	77,061	70,201
NON-INTEREST INCOME
Trust income	3,656	3,631	2,725	2,215	2,070
Service charges on deposit accounts	7,661	7,316	8,104	8,488	8,031
Other service charges and fees	1,571	1,909	1,654	2,672	2,766
Mortgage lending income	5,877	3,792	2,298	3,446	3,449
Investment banking income	1,181	687	784	663	593
Debit and credit card fees	7,688	7,200	7,647	6,879	6,486
Bank owned life insurance income	826	997	614	748	746
Gain on sale of securities, net	3,759	329	305	40	-
Net (loss) gain on assets covered by FDIC loss-share agreements	-	-	-	(9,085)	(3,056)
Other income	4,669	3,642	4,518	7,006	3,863
TOTAL NON-INTEREST INCOME	36,888	29,503	28,649	23,072	24,948
NON-INTEREST EXPENSE
Salaries and employee benefits	33,103	34,773	39,523	37,000	35,111
Occupancy expense, net	4,990	4,471	3,418	4,812	5,051
Furniture and equipment expense	4,077	3,947	3,731	4,202	3,241
Other real estate and foreclosure expense	967	966	1,167	2,297	1,017
Deposit insurance	1,096	1,148	1,222	1,013	1,096
Merger-related costs	372	93	1,237	857	1,247
Other operating expenses	19,532	16,391	17,508	17,314	18,041
TOTAL NON-INTEREST EXPENSE	64,137	61,789	67,806	67,495	64,804
NET INCOME BEFORE INCOME TAXES	34,718	35,123	31,364	32,638	30,345
Provision for income taxes	11,809	11,618	7,505	10,963	10,250
NET INCOME	22,909	23,505	23,859	21,675	20,095
Preferred stock dividends	-	24	77	77	77
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$22,909	$23,481	$23,782	$21,598	$20,018
BASIC EARNINGS PER SHARE	$0.75	$0.77	$0.79	$0.72	$0.67
DILUTED EARNINGS PER SHARE	$0.75	$0.77	$0.78	$0.72	$0.67

Simmons First National Corporation					SFNC
Consolidated Core Earnings - Quarter-to-Date (non-GAAP) (1)
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2016	2016	2015	2015	2015
($ in thousands, except per share data)
INTEREST INCOME
Loans	$63,009	$66,678	$70,511	$76,432	$70,438
Federal funds sold	17	10	10	15	73
Investment securities	8,499	8,506	8,350	8,335	8,050
Mortgage loans held for sale	295	278	237	291	375
Assets held in trading accounts	3	6	6	4	4
Interest bearing balances due from banks	77	144	225	122	229
TOTAL INTEREST INCOME	71,900	75,622	79,339	85,199	79,169
INTEREST EXPENSE
Time deposits	1,741	1,636	1,858	1,936	2,064
Other deposits	2,035	2,018	2,105	2,222	2,131
Federal funds purchased and securities
sold under agreements to repurchase	59	65	60	55	57
Other borrowings	938	1,128	1,084	1,812	1,151
Subordinated debentures	544	543	481	498	559
TOTAL INTEREST EXPENSE	5,317	5,390	5,588	6,523	5,962
NET INTEREST INCOME	66,583	70,232	73,751	78,676	73,207
Provision for loan losses	4,616	2,823	3,230	1,615	3,006
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	61,967	67,409	70,521	77,061	70,201
NON-INTEREST INCOME
Trust income	3,656	3,631	2,725	2,215	2,070
Service charges on deposit accounts	7,661	7,316	8,104	8,488	8,031
Other service charges and fees	1,571	1,909	1,654	2,672	2,766
Mortgage lending income	5,877	3,792	2,298	3,446	3,449
Investment banking income	1,181	687	784	663	593
Debit and credit card fees	7,688	7,200	7,647	6,879	6,486
Bank owned life insurance income	826	997	614	748	746
Gain on sale of securities, net	3,759	329	305	40	-
Net (loss) gain on assets covered by FDIC loss-share agreements	-	-	-	(1,609)	(3,056)
Other income	4,669	3,048	4,518	4,737	4,396
TOTAL NON-INTEREST INCOME	36,888	28,909	28,649	28,279	25,481
NON-INTEREST EXPENSE
Salaries and employee benefits	33,103	34,773	37,314	36,919	34,960
Occupancy expense, net	4,945	4,461	3,358	4,680	5,013
Furniture and equipment expense	4,077	3,947	3,731	4,172	3,209
Other real estate and foreclosure expense	967	966	1,167	2,297	1,017
Deposit insurance	1,096	1,148	1,222	1,013	1,096
Other operating expenses	16,358	16,387	17,508	17,094	16,050
TOTAL NON-INTEREST EXPENSE	60,546	61,682	64,300	66,175	61,345
CORE EARNINGS BEFORE INCOME TAXES (non-GAAP) (1)	38,309	34,636	34,870	39,165	34,337
Provision for income taxes	13,218	11,427	8,880	13,523	11,816
CORE EARNINGS (non-GAAP) (1)	25,091	23,209	25,990	25,642	22,521
Preferred stock dividends	-	24	77	77	77
CORE EARNINGS AVAILABLE TO COMMON S/H (non-GAAP) (1)	$25,091	$23,185	$25,913	$25,565	$22,444
BASIC CORE EARNINGS PER SHARE (non-GAAP) (1)	$0.83	$0.76	$0.86	$0.85	$0.75
DILUTED CORE EARNINGS PER SHARE (non-GAAP) (1)	$0.82	$0.76	$0.86	$0.85	$0.75

(1) Calculations of core earnings and core earnings per share and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2016	2016	2015	2015	2015
($ in thousands)
Tier 1 capital
Stockholders' equity	$1,090,711	$1,071,984	$1,076,855	$1,045,441	$1,025,105
Trust preferred securities, net allowable	60,184	60,077	60,570	61,906	61,794
Disallowed intangible assets, net of deferred tax	(334,395)	(335,166)	(331,931)	(314,735)	(342,590)
Unrealized loss (gain) on AFS securities	(4,238)	(3,566)	2,665	(2,718)	1,400
Other	-	-	-	-	(10,297)
Total Tier 1 capital	812,262	793,329	808,159	789,894	735,412

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	-	-	-	-	-
Qualifying allowance for loan losses and
reserve for unfunded commitments	37,240	36,398	35,068	34,097	34,284
Total Tier 2 capital	37,240	36,398	35,068	34,097	34,284
Total risk-based capital	$849,502	$829,727	$843,227	$823,991	$769,696

Common equity
Tier 1 capital	$812,262	$793,329	$808,159	$789,894	$735,412
Less: Non-cumulative preferred stock	-	-	(30,852)	(30,852)	(30,852)
Less: Trust preferred securities	(60,184)	(60,077)	(60,570)	(61,906)	(61,794)
Total common equity	$752,078	$733,252	$716,737	$697,136	$642,766

Risk weighted assets	$5,343,355	$5,293,395	$5,044,453	$4,986,641	$4,714,852

Adjusted average assets for leverage ratio	$7,185,633	$7,167,839	$7,218,559	$7,293,113	$7,350,900

Ratios at end of quarter
Equity to assets	14.48%	14.22%	14.24%	13.83%	13.46%
Tangible common equity to tangible assets (1)	9.96%	9.68%	9.26%	9.10%	8.73%
Common equity Tier 1 ratio (CET1)	14.08%	13.85%	14.21%	13.98%	13.63%
Tier 1 leverage ratio	11.30%	11.07%	11.20%	10.83%	10.00%
Tier 1 risk-based capital ratio	15.20%	14.99%	16.02%	15.84%	15.60%
Total risk-based capital ratio	15.90%	15.67%	16.72%	16.52%	16.32%

(1) Calculations of tangible common equity to tangible assets and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2016	2016	2015	2015	2015
($ in thousands)
Legacy Loan Portfolio - End of Period (1)
Consumer
Credit cards	$171,468	$167,803	$177,288	$171,701	$174,074
Other consumer	248,018	227,480	208,380	182,472	160,828
Total consumer	419,486	395,283	385,668	354,173	334,902
Real Estate
Construction	330,666	300,042	279,740	253,761	199,707
Single-family residential	785,289	746,754	696,180	623,089	662,954
Other commercial	1,414,663	1,327,372	1,229,072	1,037,559	878,109
Total real estate	2,530,618	2,374,168	2,204,992	1,914,409	1,740,770
Commercial
Commercial	577,771	551,695	500,116	394,422	388,869
Agricultural	187,047	143,033	148,563	170,257	141,502
Total commercial	764,818	694,728	648,679	564,679	530,371
Other	10,500	8,512	7,115	6,017	5,186
Total Loans	$3,725,422	$3,472,691	$3,246,454	$2,839,278	$2,611,229

(1) Excludes all acquired loans, including those covered by FDIC loss-share agreements.

Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$199,505	$223,484	$237,139	$285,071	$361,744
Mortgage-backed securities	22,612	23,734	24,774	25,913	27,146
State and political subdivisions	407,273	424,586	440,676	464,245	471,631
Other securities	2,764	2,698	2,784	1,065	1,075
Total held-to-maturity	632,154	674,502	705,373	776,294	861,596
Available-for-Sale
U.S. Treasury	$4,305	$4,302	$3,994	$4,008	$4,005
U.S. Government agencies	58,113	78,308	120,237	153,576	236,003
Mortgage-backed securities	652,425	722,982	647,425	502,344	464,857
State and political subdivisions	64,836	11,260	9,874	10,976	10,971
FHLB stock	8,781	7,838	7,823	14,275	13,619
Other securities	32,912	32,983	32,054	18,168	18,246
Total available-for-sale	821,372	857,673	821,407	703,347	747,701
Total investment securities	$1,453,526	$1,532,175	$1,526,780	$1,479,641	$1,609,297
Fair value - HTM investment securities	$647,293	$686,835	$713,371	$785,030	$863,349

Investment Securities - QTD Average
Taxable securities	$1,059,802	$1,067,302	$1,043,268	$1,088,597	$1,163,708
Tax exempt securities	443,492	439,370	463,631	478,436	492,118
Total investment securities - QTD average	$1,503,294	$1,506,672	$1,506,899	$1,567,033	$1,655,826

Simmons First National Corporation					SFNC
Consolidated Loans and Credit Coverage
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2016	2016	2015	2015	2015
($ in thousands)
LOANS
Legacy loans	$3,725,422	$3,472,691	$3,246,454	$2,839,278	$2,611,229
Allowance for loan losses (legacy loans)	(33,523)	(32,681)	(31,351)	(30,380)	(30,567)
Legacy loans (net of allowance)	3,691,899	3,440,010	3,215,103	2,808,898	2,580,662
Loans acquired, not covered by FDIC loss share	1,327,683	1,503,482	1,729,557	2,085,211	2,171,388
Credit discount	(38,294)	(45,158)	(55,702)	(70,441)	(63,082)
Allowance for loan losses (loans acquired, not covered)	(954)	(954)	(954)	(954)	-
Loans acquired, not covered (net of discount and allowance)	1,288,435	1,457,370	1,672,901	2,013,816	2,108,306
Loans acquired, covered by FDIC loss share	-	-	-	-	114,296
Credit discount	-	-	-	-	(20,221)
Allowance for loan losses (acquired covered loans)	-	-	-	-	(954)
Loans acquired, covered (net of discount and allowance)	-	-	-	-	93,121
Net loans	$4,980,334	$4,897,380	$4,888,004	$4,822,714	$4,782,089

Loan Coverage Ratios
Allowance for loan losses to legacy loans	0.90%	0.94%	0.97%	1.07%	1.17%

Discount for credit losses and allowance on loans acquired
to total loans acquired plus discount for credit losses
and allowance on loans acquired (non-GAAP) (1)	2.96%	3.07%	3.28%	3.42%	3.69%

Total allowance and credit coverage (non-GAAP) (1)	1.44%	1.58%	1.77%	2.07%	2.34%

(1) Calculations of the non-GAAP loan coverage ratios and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2016	2016	2015	2015	2015
($ in thousands)
Allowance for Loan Losses (Legacy Loans)
Balance, beginning of quarter	$32,681	$31,351	$30,380	$30,567	$29,183
Loans charged off
Credit cards	702	859	757	763	802
Other consumer	489	393	489	597	366
Real estate	824	229	845	109	333
Commercial	2,283	476	654	516	-
Total loans charged off	4,298	1,957	2,745	1,985	1,501

Recoveries of loans previously charged off
Credit cards	253	242	223	213	241
Other consumer	149	103	140	78	187
Real estate	111	112	120	25	46
Commercial	318	7	3	-	9
Total recoveries	831	464	486	316	483
Net loans charged off	3,467	1,493	2,259	1,669	1,018
Provision for loan losses	4,309	2,823	3,230	1,482	2,402
Balance, end of quarter	$33,523	$32,681	$31,351	$30,380	$30,567

Non-performing assets (1) (2)
Non-performing loans
Nonaccrual loans	43,305	34,244	17,714	15,305	15,565
Loans past due 90 days or more	227	881	1,191	1,506	1,375
Total non-performing loans	43,532	35,125	18,905	16,811	16,940
Other non-performing assets
Foreclosed assets held for sale, not covered	30,529	41,126	44,820	48,073	42,666
Other non-performing assets	519	256	211	172	242
Total other non-performing assets	31,048	41,382	45,031	48,245	42,908
Total non-performing assets	$74,580	$76,507	$63,936	$65,056	$59,848
Performing TDRs (troubled debt restructurings)	$10,887	$10,759	$3,031	$1,955	$1,959

Ratios (1) (2)
Allowance for loan losses to total loans	0.90%	0.94%	0.97%	1.07%	1.17%
Allowance for loan losses to non-performing loans	77%	93%	166%	181%	180%
Non-performing loans to total loans	1.17%	1.01%	0.58%	0.59%	0.65%
Non-performing assets (including performing TDRs)
to total assets	1.13%	1.16%	0.89%	0.89%	0.81%
Non-performing assets to total assets	0.99%	1.02%	0.85%	0.86%	0.79%
Annualized net charge offs to total loans	0.39%	0.18%	0.31%	0.24%	0.17%
Annualized net credit card charge offs to
total credit card loans	1.07%	1.46%	1.22%	1.26%	1.31%
Annualized net charge offs to total loans
(excluding credit cards)	0.36%	0.11%	0.25%	0.17%	0.08%

(1) Excludes all acquired loans, including those covered by FDIC loss-share agreements, except for their inclusion in total assets.

(2) Excludes acquired foreclosed assets covered by FDIC loss-share agreements, except for their inclusion in total assets.

Simmons First National Corporation									SFNC
Consolidated - Average Balance Sheet and Net Interest Income Analysis
For the Quarters Ended
(Unaudited)
	Three Months Ended Jun 2016			Three Months Ended Mar 2016			Three Months Ended Jun 2015
($ in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets:
Interest bearing balances due from banks	$126,114	$77	0.25%	$167,381	$144	0.35%	$308,756	$229	0.30%
Federal funds sold	2,570	17	2.66%	1,839	10	2.19%	75,922	73	0.39%
Investment securities - taxable	1,087,179	5,273	1.95%	1,076,855	5,311	1.98%	1,295,466	4,479	1.39%
Investment securities - non-taxable (FTE)	416,115	5,300	5.12%	429,817	5,249	4.91%	360,360	5,849	6.51%
Mortgage loans held for sale	28,844	295	4.11%	26,616	278	4.20%	37,656	375	3.99%
Assets held in trading accounts	6,932	3	0.17%	5,196	6	0.46%	6,592	4	0.24%
Loans, including acquired loans	4,957,888	63,041	5.11%	4,889,685	66,708	5.49%	4,689,941	70,463	6.03%
Total interest earning assets (FTE)	6,625,642	74,006	4.49%	6,597,389	77,706	4.74%	6,774,693	81,472	4.82%
Non-earning assets	896,491			901,796			920,999
Total assets	$7,522,133			$7,499,185			$7,695,692

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest bearing liabilities:
Interest bearing transaction and
savings accounts	$3,526,278	$2,035	0.23%	$3,484,571	$2,018	0.23%	$3,621,060	$2,131	0.24%
Time deposits	1,242,805	1,741	0.56%	1,303,614	1,636	0.50%	1,488,208	2,064	0.56%
Total interest bearing deposits	4,769,083	3,776	0.32%	4,788,185	3,654	0.31%	5,109,268	4,195	0.33%
Federal funds purchased and securities
sold under agreement to repurchase	104,668	59	0.23%	113,551	65	0.23%	116,258	57	0.20%
Other borrowings	172,268	938	2.19%	184,000	1,128	2.47%	179,080	1,151	2.58%
Subordinated debentures	60,132	544	3.64%	60,109	543	3.63%	62,981	559	3.56%
Total interest bearing liabilities	5,106,151	5,317	0.42%	5,145,845	5,390	0.42%	5,467,587	5,962	0.44%
Non-interest bearing liabilities:
Non-interest bearing deposits	1,271,878			1,225,311			1,088,474
Other liabilities	57,486			53,240			70,312
Total liabilities	6,435,515			6,424,396			6,626,373
Stockholders' equity	1,086,618			1,074,789			1,069,319
Total liabilities and stockholders' equity	$7,522,133			$7,499,185			$7,695,692
Net interest income (FTE)		$68,689			$72,316			$75,510
Net interest spread (FTE)			4.07%			4.32%			4.38%
Net interest margin (FTE) - quarter-to-date			4.17%			4.41%			4.47%

Net interest margin (FTE) - year-to-date			4.29%			4.41%			4.42%

Core net interest margin (FTE) - quarter-to-date (1)			3.88%			3.92%			3.87%
Core loan yield (FTE) - quarter-to-date (1)			4.73%			4.82%			5.16%

Core net interest margin (FTE) - year-to-date (1)			3.90%			3.92%			3.74%
Core loan yield (FTE) - year-to-date (1)			4.77%			4.82%			5.06%

(1) Calculations of core net interest margin and core loan yield and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2016	2016	2015	2015	2015
($ in thousands, except share data)
QUARTER-TO-DATE
Financial Highlights - GAAP
Net Income	$22,909	$23,481	$23,782	$21,598	$20,018
Diluted earnings per share	0.75	0.77	0.78	0.72	0.67
Return on average assets	1.22%	1.26%	1.25%	1.13%	1.04%
Return on average common equity	8.48%	8.87%	9.15%	8.46%	7.73%
Return on tangible common equity	13.52%	14.30%	14.62%	13.58%	12.36%
Net interest margin (FTE)	4.17%	4.41%	4.53%	4.82%	4.47%
FTE adjustment	2,105	2,084	2,185	2,172	2,303
Amortization of intangibles	1,451	1,455	1,337	1,265	1,388
Amortization of intangibles, net of taxes	882	884	813	769	844
Average diluted shares outstanding	30,452,285	30,481,604	30,301,190	30,046,062	29,987,471
Cash dividends declared per common share	0.24	0.24	0.23	0.23	0.23
Financial Highlights - Core (non-GAAP)
Core earnings (excludes nonrecurring items) (1)	$25,091	$23,185	$25,913	$25,565	$22,444
Diluted core earnings per share (1)	0.82	0.76	0.86	0.85	0.75
Core net interest margin (FTE) (2)	3.88%	3.92%	3.87%	3.93%	3.87%
Efficiency ratio (1)	57.09%	58.73%	59.26%	57.40%	58.36%
Core return on average assets (1)	1.34%	1.24%	1.36%	1.33%	1.17%
Core return on average common equity (1)	9.29%	8.75%	9.96%	10.01%	8.67%
Core return on tangible common equity (1)	14.76%	14.13%	15.89%	15.99%	13.80%
YEAR-TO-DATE
Financial Highlights - GAAP
Net Income	$46,390	$23,481	$74,107	$50,325	$28,727
Diluted earnings per share	1.52	0.77	2.63	1.83	1.10
Return on average assets	1.24%	1.26%	1.03%	0.96%	0.86%
Return on average common equity	8.67%	8.87%	7.90%	7.41%	6.77%
Return on tangible common equity	13.90%	14.30%	12.53%	11.73%	10.63%
Net interest margin (FTE)	4.29%	4.41%	4.55%	4.58%	4.42%
FTE adjustment	4,189	2,084	8,517	6,332	4,160
Amortization of intangibles	2,906	1,455	4,889	3,552	2,287
Amortization of intangibles, net of taxes	1,766	884	2,972	2,159	1,390
Average diluted shares outstanding	30,438,939	30,481,604	28,209,661	27,497,813	26,203,942
Cash dividends declared per common share	0.48	0.24	0.92	0.69	0.46
Financial Highlights - Core (non-GAAP)
Core earnings (excludes nonrecurring items) (1)	$48,276	$23,185	$89,622	$63,709	$38,144
Diluted core earnings per share (1)	1.59	0.76	3.18	2.32	1.46
Core net interest margin (FTE) (2)	3.90%	3.92%	3.82%	3.82%	3.74%
Efficiency ratio (1)	57.91%	58.73%	59.01%	58.91%	59.94%
Core return on average assets (1)	1.29%	1.24%	1.25%	1.21%	1.14%
Core return on average common equity (1)	9.02%	8.75%	9.55%	9.39%	8.99%
Core return on tangible common equity (1)	14.45%	14.13%	15.05%	14.73%	13.96%
END OF PERIOD
Book value per share	$35.86	$35.35	$34.55	$33.89	$33.26
Tangible book value per share	23.43	22.84	21.97	21.89	21.19
Shares outstanding	30,415,980	30,324,499	30,278,432	29,939,698	29,894,903
Full-time equivalent employees	1,880	1,931	1,946	1,967	2,043
Total number of ATM's	174	185	182	183	186
Total number of financial centers	140	149	149	149	152

(1) Core earnings exclude nonrecurring items, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.

(2) Excludes accretable yield adjustment on loans, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2016	2016	2015	2015	2015
($ in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$22,909	$23,481	$23,782	$21,598	$20,018
Nonrecurring items
Accelerated vesting on retirement agreements	-	-	2,209	-	-
Gain on sale of banking operations	-	-	-	(2,110)	-
Gain from early retirement of trust preferred securities	-	(594)	-	-	-
Loss on FDIC loss-share termination	-	-	-	7,476	-
Merger-related costs	372	93	1,237	857	1,247
Branch right-sizing	3,219	14	60	304	2,745
Tax effect (1)	(1,409)	191	(1,375)	(2,560)	(1,566)
Net nonrecurring items	2,182	(296)	2,131	3,967	2,426
Core earnings (non-GAAP)	$25,091	$23,185	$25,913	$25,565	$22,444

Diluted earnings per share	$0.75	$0.77	$0.78	$0.72	$0.67
Nonrecurring items
Accelerated vesting on retirement agreements	-	-	0.08	-	-
Gain on sale of banking operations	-	-	-	(0.07)	-
Gain from early retirement of trust preferred securities	-	(0.02)	-	-	-
Loss on FDIC loss-share termination	-	-	-	0.25	-
Merger-related costs	0.01	-	0.05	0.03	0.04
Branch right-sizing	0.11	-	-	0.01	0.09
Tax effect (1)	(0.05)	0.01	(0.05)	(0.09)	(0.05)
Net nonrecurring items	0.07	(0.01)	0.08	0.13	0.08
Core earnings (non-GAAP)	$0.82	$0.76	$0.86	$0.85	$0.75

YEAR-TO-DATE
Net Income	$46,390	$23,481	$74,107	$50,325	$28,727
Nonrecurring items
Accelerated vesting on retirement agreements	-	-	2,209	-	-
Gain on sale of banking operations	-	-	(2,110)	(2,110)	-
Gain from early retirement of trust preferred securities	(594)	(594)	-	-	-
Loss on FDIC loss-share termination	-	-	7,476	7,476	-
Merger-related costs	465	93	13,760	12,523	11,666
Branch right-sizing	3,233	14	3,144	3,084	2,780
Tax effect (1)	(1,218)	191	(8,964)	(7,589)	(5,029)
Net nonrecurring items	1,886	(296)	15,515	13,384	9,417
Core earnings (non-GAAP)	$48,276	$23,185	$89,622	$63,709	$38,144

Diluted earnings per share	$1.52	$0.77	$2.63	$1.83	$1.10
Nonrecurring items
Accelerated vesting on retirement agreements	-	-	0.08	-	-
Gain on sale of banking operations	-	-	(0.07)	(0.07)	-
Gain from early retirement of trust preferred securities	(0.02)	(0.02)	-	-	-
Loss on FDIC loss-share termination	-	-	0.27	0.27	-
Merger-related costs	0.02	-	0.49	0.46	0.45
Branch right-sizing	0.11	-	0.11	0.11	0.11
Tax effect (1)	(0.04)	0.01	(0.33)	(0.28)	(0.20)
Net nonrecurring items	0.07	(0.01)	0.55	0.49	0.36
Core earnings (non-GAAP)	$1.59	$0.76	$3.18	$2.32	$1.46

(1) Effective tax rate of 39.225%, adjusted for non-deductible merger-related costs.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - End of Period
For the Quarters Ended
(Unaudited)	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30
	2016	2016	2016	2015	2015
($ in thousands, except per share data)

Calculation of Tangible Common Equity and the Ratio of Tangible Common Equity to Tangible Assets

Total stockholders' equity	$1,090,711	$1,071,984	$1,076,855	$1,045,441	$1,025,105
Less preferred stock	-	-	(30,852)	(30,852)	(30,852)
Total common stockholders' equity	1,090,711	1,071,984	1,046,003	1,014,589	994,253
Less intangible assets:
Goodwill	(327,686)	(327,686)	(327,686)	(314,344)	(314,344)
Other intangible assets	(50,329)	(51,783)	(53,237)	(44,904)	(46,605)
Total intangibles	(378,015)	(379,469)	(380,923)	(359,248)	(360,949)
Tangible common stockholders' equity	$712,696	$692,515	$665,080	$655,341	$633,304

Total assets	$7,534,219	$7,536,953	$7,559,658	$7,559,694	$7,614,358
Less intangible assets:
Goodwill	(327,686)	(327,686)	(327,686)	(314,344)	(314,344)
Other intangible assets	(50,329)	(51,783)	(53,237)	(44,904)	(46,605)
Total intangibles	(378,015)	(379,469)	(380,923)	(359,248)	(360,949)
Tangible assets	$7,156,204	$7,157,484	$7,178,735	$7,200,446	$7,253,409

Ratio of equity to assets	14.48%	14.22%	14.24%	13.83%	13.46%
Ratio of tangible common equity to tangible assets	9.96%	9.68%	9.26%	9.10%	8.73%

Calculation of Discount for credit losses and allowance on loans acquired to total loans acquired plus discount for credit losses and allowance on loans acquired

Credit discount on acquired loans	$38,294	$45,158	$55,702	$70,441	$83,303
Allowance for loan losses on acquired loans	954	954	954	954	954
Total credit discount and ALLL on acquired loans	$39,248	$46,112	$56,656	$71,395	$84,257
Total loans acquired	$1,327,683	$1,503,482	$1,729,557	$2,085,211	$2,285,684
Discount and ALLL on acquired loans to acquired loans	2.96%	3.07%	3.28%	3.42%	3.69%

Calculation of Total Allowance and Credit Coverage

Allowance for loan losses	$33,523	$32,681	$31,351	$30,380	$30,567
Total credit discount and ALLL on acquired loans	39,248	46,112	56,656	71,395	84,257
Total allowance and credit discount	$72,771	$78,793	$88,007	$101,775	$114,824
Total loans	$5,053,105	$4,976,173	$4,976,011	$4,924,489	$4,896,913
Total allowance and credit coverage	1.44%	1.58%	1.77%	2.07%	2.34%

Calculation of Tangible Book Value per Share

Total common stockholders' equity	$1,090,711	$1,071,984	$1,046,003	$1,014,589	$994,253
Less intangible assets:
Goodwill	(327,686)	(327,686)	(327,686)	(314,344)	(314,344)
Other intangible assets	(50,329)	(51,783)	(53,237)	(44,904)	(46,605)
Total intangibles	(378,015)	(379,469)	(380,923)	(359,248)	(360,949)
Tangible common stockholders' equity	$712,696	$692,515	$665,080	$655,341	$633,304
Shares of common stock outstanding	30,415,980	30,324,499	30,278,432	29,939,698	29,894,903
Book value per common share	$35.86	$35.35	$34.55	$33.89	$33.26
Tangible book value per common share	$23.43	$22.84	$21.97	$21.89	$21.19

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Quarter-to-Date
For the Quarters Ended
(Unaudited)	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30
	2016	2016	2016	2015	2015
($ in thousands)
Calculation of Core Return on Average Assets

Net income available to common stockholders	$22,909	$23,481	$23,782	$21,598	$20,018
Net nonrecurring items, net of taxes, adjustment	2,182	(296)	2,131	3,967	2,426
Core earnings	$25,091	$23,185	$25,913	$25,565	$22,444

Average total assets	$7,522,133	$7,499,185	$7,550,569	$7,607,767	$7,695,692

Return on average assets	1.22%	1.26%	1.25%	1.13%	1.04%
Core return on average assets	1.34%	1.24%	1.36%	1.33%	1.17%

Calculation of Return on Tangible Common Equity

Net income available to common stockholders	$22,909	$23,481	$23,782	$21,598	$20,018
Amortization of intangibles, net of taxes	882	884	813	769	844
Total income available to common stockholders	$23,791	$24,365	$24,595	$22,367	$20,862

Net nonrecurring items, net of taxes	2,182	(296)	2,131	3,967	2,426
Core earnings	25,091	23,185	25,913	25,565	22,444
Amortization of intangibles, net of taxes	882	884	813	769	844
Total core income available to common stockholders	$25,973	$24,069	$26,726	$26,334	$23,288

Average common stockholders' equity	$1,086,618	$1,065,296	$1,031,710	$1,013,289	$1,038,434
Less average intangible assets:
Goodwill	(327,686)	(327,686)	(320,216)	(314,344)	(314,344)
Other intangibles	(51,043)	(52,498)	(44,302)	(45,712)	(47,302)
Total average intangibles	(378,729)	(380,184)	(364,518)	(360,056)	(361,646)
Average tangible common stockholders' equity	$707,889	$685,112	$667,192	$653,233	$676,788

Return on average common equity	8.48%	8.87%	9.15%	8.46%	7.73%
Return on tangible common equity	13.52%	14.30%	14.62%	13.58%	12.36%
Core return on average common equity	9.29%	8.75%	9.96%	10.01%	8.67%
Core return on tangible common equity	14.76%	14.13%	15.89%	15.99%	13.80%

Calculation of Efficiency Ratio (1)

Non-interest expense	$64,137	$61,789	$67,806	$67,495	$64,804
Nonrecurring non-interest expense adjustment	(3,591)	(107)	(3,506)	(1,320)	(3,459)
Less other real estate and foreclosure expense	(967)	(966)	(1,167)	(2,297)	(1,017)
Less amortization of intangibles	(1,451)	(1,455)	(1,337)	(1,265)	(1,388)
Efficiency ratio numerator	$58,128	$59,261	$61,796	$62,613	$58,940

Net-interest income	$66,583	$70,232	$73,751	$78,676	$73,207
Plus non-interest income	36,888	29,503	28,649	23,072	24,948
Nonrecurring non-interest income adjustment	-	(594)	-	5,207	533
Plus fully tax-equivalent adjustment	2,105	2,084	2,185	2,172	2,303
(Gain) loss on sale of securities	(3,759)	(329)	(305)	(40)	-
Efficiency ratio denominator	$101,817	$100,896	$104,280	$109,087	$100,991

Efficiency ratio (1)	57.09%	58.73%	59.26%	57.40%	58.36%

Calculation of Core Net Interest Margin

Net interest income	$66,583	$70,232	$73,751	$78,676	$73,207
FTE adjustment	2,105	2,084	2,185	2,172	2,303
Total accretable yield	(4,700)	(8,077)	(11,076)	(14,928)	(10,133)
Core net interest income	$63,988	$64,239	$64,860	$65,920	$65,377
Average earning assets	$6,625,642	$6,597,389	$6,652,486	$6,660,434	$6,774,693

Core net interest margin	3.88%	3.92%	3.87%	3.93%	3.87%

Calculation of Core Loan Yield

Loan interest income	$63,009	$66,678	$70,511	$76,432	$70,438
Total accretable yield	(4,700)	(8,077)	(11,076)	(14,928)	(10,133)
Core loan interest income	$58,309	$58,601	$59,435	$61,504	$60,305
Average loan balance	$4,957,888	$4,889,685	$4,868,283	$4,835,068	$4,689,941

Core loan yield	4.73%	4.82%	4.84%	5.05%	5.16%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and nonrecurring items.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Year-to-Date
For the Quarters Ended
(Unaudited)	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30
	2016	2016	2016	2015	2015
($ in thousands)
Calculation of Core Return on Average Assets

Net income available to common stockholders	$46,390	$23,481	$74,107	$50,325	$28,727
Net nonrecurring items, net of taxes, adjustment	1,886	(296)	15,515	13,384	9,417
Core earnings	$48,276	$23,185	$89,622	$63,709	$38,144

Average total assets	$7,510,657	$7,499,185	$7,164,788	$7,036,535	$6,734,980

Return on average assets	1.24%	1.26%	1.03%	0.96%	0.86%
Core return on average assets	1.29%	1.24%	1.25%	1.21%	1.14%

Calculation of Return on Tangible Common Equity

Net income available to common stockholders	$46,390	$23,481	$74,107	$50,325	$28,727
Amortization of intangibles, net of taxes	1,766	884	2,972	2,159	1,390
Total income available to common stockholders	$48,156	$24,365	$77,079	$52,484	$30,117

Net nonrecurring items, net of taxes	1,886	(296)	15,515	13,384	9,417
Core earnings	48,276	23,185	89,622	63,709	38,144
Amortization of intangibles, net of taxes	1,766	884	2,972	2,159	1,390
Total core income available to common stockholders	$50,042	$24,069	$92,594	$65,868	$39,534

Average common stockholders' equity	$1,075,957	$1,065,296	$938,521	$907,458	$855,325
Less average intangible assets:
Goodwill	(327,686)	(327,686)	(281,133)	(268,106)	(244,980)
Other intangibles	(51,771)	(52,498)	(42,104)	(41,372)	(39,202)
Total average intangibles	(379,457)	(380,184)	(323,237)	(309,478)	(284,182)
Average tangible common stockholders' equity	$696,500	$685,112	$615,284	$597,980	$571,143

Return on average common equity	8.67%	8.87%	7.90%	7.41%	6.77%
Return on tangible common equity	13.90%	14.30%	12.53%	11.73%	10.63%
Core return on average common equity	9.02%	8.75%	9.55%	9.39%	8.99%
Core return on tangible common equity	14.45%	14.13%	15.05%	14.73%	13.96%

Calculation of Efficiency Ratio (1)

Non-interest expense	$125,931	$61,789	$256,970	$189,166	$122,011
Nonrecurring non-interest expense adjustment	(3,698)	(107)	(18,747)	(15,241)	(13,922)
Less other real estate and foreclosure expense	(1,934)	(966)	(4,861)	(3,694)	(1,398)
Less amortization of intangibles	(2,906)	(1,455)	(4,889)	(3,552)	(2,287)
Efficiency ratio numerator	$117,393	$59,261	$228,473	$166,679	$104,404

Net-interest income	$136,814	$70,232	$278,595	$204,844	$126,168
Plus non-interest income	66,397	29,503	94,661	66,014	43,282
Nonrecurring non-interest income adjustment	(594)	(594)	5,731	5,731	523
Plus fully tax-equivalent adjustment	4,189	2,084	8,517	6,332	4,160
(Gain) loss on sale of securities	(4,088)	(329)	(307)	(2)	38
Efficiency ratio denominator	$202,718	$100,896	$387,197	$282,919	$174,171

Efficiency ratio (1)	57.91%	58.73%	59.01%	58.91%	59.94%

Calculation of Core Net Interest Margin

Net interest income	$136,814	$70,232	$278,595	$204,844	$126,168
FTE adjustment	4,189	2,084	8,517	6,332	4,160
Total accretable yield	(12,777)	(8,077)	(46,131)	(35,055)	(20,127)
Core net interest income	$128,226	$64,239	$240,981	$176,121	$110,201
Average earning assets	$6,611,516	$6,597,389	$6,305,966	$6,170,521	$5,948,265

Core net interest margin	3.90%	3.92%	3.82%	3.82%	3.74%

Calculation of Core Loan Yield

Loan interest income	$129,688	$66,678	$268,367	$197,857	$121,424
Total accretable yield	(12,777)	(8,077)	(46,131)	(35,055)	(20,127)
Core loan interest income	$116,911	$58,601	$222,236	$162,802	$101,297
Average loan balance	$4,923,787	$4,889,685	$4,434,074	$4,289,339	$4,038,397

Core loan yield	4.77%	4.82%	5.01%	5.07%	5.06%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and nonrecurring items.